Exempt Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Exempt Party-in-Interest Transactions	Exempt Party-in-Interest Transactions

Parties-in-interest are defined under the Department of Labor regulations as any fiduciary of the Plan, any party rendering service to the Plan, an employer whose employees are covered by the Plan, and certain others. At December 31, 2025 and 2024, the Plan, through its investment in the Master Trust, held shares of common stock of the Parent Company, as follows (in thousands):

	2025	2024
Shares of Edwards Lifesciences stock held by Plan	41.5	55.4
Value of Edwards Lifesciences stock held by Plan	$3,535.3	$4,103.1
Plan’s investment in Edwards Lifesciences stock as percentage of total net assets available for benefits	11.3%	13.1%

Plan assets include loans to participants. These transactions are allowable party-in-interest transactions under ERISA and the regulations promulgated thereunder.